UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1990 E. Grand Avenue
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by Faraday Future Intelligent Electric Inc. (the “Company”) with the U.S. Securities and Exchange Commission on October 14, 2026 (the “Original Form 8-K”). The Form 8-K/A is being filed solely to correct certain clerical errors contained in Item 1.01 of the Original Form 8-K. No other changes are made to the Original Form 8-K, and this Form 8-K/A does not otherwise update the disclosures or the exhibits contained in the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Faraday Future Intelligent Electric Inc.’s (the “Company”) Current Report on Form 8-K filed on September 28, 2026, on September 25, 2026, the Company entered into a non-binding term sheet with FFR or the sale of the Company’s robotics business (the “Robotics Business”). On October 12, 2026, the Company entered into a Transaction Agreement (the “Transaction Agreement”) with Smart Technology Holdings Ltd., a Cayman Islands company and subsidiary of the Company (the “Cayman Seller” and, together with the Company, the “Seller Parties”), FFR, FF EAI Robotics Inc., a California corporation wholly owned by the Cayman Seller (“FF Robotics”), and FFR Acquisition Sub LLC, a limited liability company formed under the laws of the state of Delaware and a wholly owned subsidiary of FFR (“Merger Sub”).

Pursuant to the Transaction Agreement, and prior to the closing of the transactions contemplated thereby (the “Closing”), the Seller Parties and FF Robotics will complete an internal restructuring pursuant to which the Robotics Business, and all assets, intellectual property, data, contracts, employees and liabilities related thereto, will be contributed to FF Robotics and its subsidiaries. At the Closing, FFR will acquire from the Cayman Seller all of the issued and outstanding shares of FF Robotics (the “Equity Exchange”) and, immediately thereafter, FF Robotics will merge with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of FFR (the “Merger” and, together with the Equity Exchange and the other transactions contemplated by the Transaction Agreement, the “Transactions”). The parties intend that the Equity Exchange and the Merger, taken together, qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Consideration. The aggregate consideration payable by FFR (the “Purchase Price”) will be $200,000,000, multiplied by one minus the quotient of (i) the number of shares of FF Robotics common stock issuable upon exercise of outstanding options to purchase shares of FF Robotics common stock (the “FF Robotics Options”) divided by (ii) the aggregate number of shares of FF Robotics common stock outstanding immediately prior to the Closing, calculated on a fully diluted basis. At the Closing, FFR will issue to the Cayman Seller 1,315,313 shares of common stock of FFR, par value $0.001 per share (“FFR Common Stock”), and 65,475 shares of a newly designated series of non-voting convertible preferred stock of FFR, par value $0.001 per share (“FFR Preferred Stock” and, together with such FFR Common Stock, the “Purchaser Stock Consideration”), with the aggregate number of shares of FFR Common Stock represented by the Purchaser Stock Consideration, on an as-converted basis, equal to the Purchase Price divided by $2.246 (the “Purchaser Stock Price”). Each share of FFR Preferred Stock will be convertible into 1,000 shares of FFR Common Stock and will carry no discount, interest, preferential dividend, redemption right or other special economic rights. At the effective time of the Merger, each outstanding FF Robotics Option will be assumed by FFR and converted into an option to purchase FFR Common Stock at an exchange ratio of 0.89, on the same vesting and other terms, and FFR has agreed to file a registration statement on Form S-8 covering the shares of FFR Common Stock issuable upon exercise of such assumed options.

Nasdaq Limitations; FFR Stockholder Approval. No FFR Common Stock or FFR Preferred Stock will be issued in excess of the amount authorized by FFR’s certificate of incorporation or the maximum amount permitted without stockholder approval under applicable Nasdaq Listing Rules, including Rules 5635(a), (b) and (d), and no FFR Preferred Stock will be convertible into FFR Common Stock, and no voting rights arising from such conversion may be exercised, unless and until FFR’s stockholders approve the issuance of the Purchaser Stock Consideration and the FFR Common Stock issuable upon conversion of the FFR Preferred Stock, and any related amendment to FFR’s certificate of incorporation (the “FFR Stockholder Approval”). FFR has agreed to file a proxy statement and to call and hold a special meeting of its stockholders to seek the FFR Stockholder Approval as promptly as practicable following the Closing.

Representations, Warranties and Covenants. The Transaction Agreement contains customary representations and warranties of the Seller Parties regarding themselves and FF Robotics and its subsidiaries, and of FFR. The Transaction Agreement also contains customary covenants, including, among others, covenants of the Seller Parties to cause FF Robotics to operate in the ordinary course of business prior to the Closing, to deliver PCAOB-audited financial statements of the Robotics Business, and not to solicit or negotiate alternative acquisition proposals. In addition, for two years following the Closing, the Seller Parties have agreed not to engage in, or solicit employees or customers in connection with, any business competitive with the Robotics Business, subject to exceptions for the Company’s electric vehicle business and related activities that do not involve robotics. FFR has agreed, upon request made after the first anniversary of the Closing, to file a resale registration statement covering the FFR Common Stock issued as, or issuable upon conversion of, the Purchaser Stock Consideration. The parties have also agreed to cooperate in a concurrent private placement of FFR equity securities for gross proceeds of up to $30,000,000, although the Closing is not conditioned on such financing.

Indemnification. From and after the Closing, the Seller Parties have agreed to jointly and severally indemnify FFR and its affiliates for breaches of the Seller Parties’ representations, warranties and covenants and for pre-Closing taxes, subject to the survival periods and caps specified in the Transaction Agreement. At FFR’s election, indemnification amounts owed by the Seller Parties may be satisfied by the surrender of shares of FFR Common Stock or FFR Preferred Stock. FFR has agreed to indemnify the Seller Parties for breaches of FFR’s representations, warranties and covenants, subject to the caps in the Transaction Agreement.

Conditions to Closing. The obligations of the parties to consummate the Transactions are subject to customary conditions, including the accuracy of representations and warranties, performance of covenants, receipt of required regulatory approvals and consents, the absence of any legal restraint, the absence of a material adverse effect on FF Robotics or FFR, as applicable, completion of the internal restructuring, execution of the ancillary transaction documents, and entry by Yueting Jia and Jiawei Wang into employment agreements with FF Robotics.

Termination. The Transaction Agreement may be terminated prior to the Closing by mutual written consent of FFR (with the approval of the special committee of independent directors of the board of directors of FFR (the “FFR Special Committee”)) and the Company (with the approval of the special committee of independent and disinterested directors of the Company’s board of directors (the “Company Special Committee”)), by either FFR or the Company upon an uncured material breach by the other party, if the Closing has not occurred on or before December 31, 2026, or if a final, non-appealable order prohibits the Transactions.

Approvals. The Transaction Agreement and the Transactions were approved by the Company’s board of directors upon the recommendation of the Company Special Committee, and by FFR’s board of directors upon the recommendation of the FFR Special Committee, following receipt by the FFR Special Committee of a fairness opinion from its financial advisor. Because FFR is controlled by the Company, the Transactions constitute related-party transactions.

Amended and Restated Lead Investor Agreement

Concurrently with the execution of the Transaction Agreement, the Company entered into an Amended and Restated Lead Investor Agreement (the “A&R Lead Investor Agreement”) with FFR, FF Global Partners LLC (“FFGP”), Yueting Jia and Jiawei Wang, which amends and restates the Lead Investor Agreement, dated September 19, 2025, between the Company and FFR. Pursuant to the A&R Lead Investor Agreement, the Company assigns to FFGP its rights as “Lead Investor” thereunder, and each of the Company, Mr. Jia and Mr. Wang grants FFGP an irrevocable proxy to vote all of its or his shares of FFR capital stock, such that FFGP will hold more than 50% of the voting power for the election of FFR’s directors and FFR will qualify as a “controlled company” under Nasdaq rules. The proxy is subject to any voting obligations under the Support Agreement (as defined below).

The A&R Lead Investor Agreement fixes the size of FFR’s board of directors at seven directors and grants FFGP the right to designate four directors, constituting a majority of the board, and the chairperson of the board, until the group members have ceased to beneficially own at least 25% of the shares of FFR Common Stock beneficially owned by the Company as of the signing date for 365 consecutive days, and thereafter a proportional number of directors (but not less than one). The A&R Lead Investor Agreement also provides FFGP with, among other things, committee representation rights, approval rights over the appointment and removal of FFR’s chairperson and chief executive officer, consent rights over certain dilutive or Nasdaq Listing Rule 5635-triggering issuances and other specified actions, participation rights in future financings and a top-up right to maintain the group’s voting percentage. The A&R Lead Investor Agreement will become effective upon the Closing and certain approvals and will terminate automatically if the Closing has not occurred within 180 days after its signing date, in which case the original Lead Investor Agreement will continue in effect with the Company as Lead Investor.

Support Agreement

Concurrently with the execution of the Transaction Agreement, the Company, Mr. Jia and Mr. Wang entered into a Support Agreement with FFR (the “Support Agreement”), pursuant to which each such stockholder agreed to vote, or act by written consent with respect to, all shares of FFR capital stock beneficially owned by it or him in favor of the proposals constituting the FFR Stockholder Approval and against any competing or inconsistent proposal, and not to transfer such shares, subject to limited exceptions. The Support Agreement terminates upon the earlier of receipt of the FFR Stockholder Approval and the termination of the Transaction Agreement.

Transition Services Agreement

In connection with the Transaction Agreement, the Company entered into a Transition Services Agreement with FF Robotics, effective as of October 1, 2026 (the “Transition Services Agreement”), pursuant to which the Company will provide to FF Robotics, from time to time, services in support of the Robotics Business as set forth in one or more statements of work issued by FF Robotics and accepted in writing by the Company. The Transition Services Agreement also governs services that the Company has provided to the Robotics Business since October 1, 2026 in anticipation of the Transactions. The services may be provided globally, including in the United States, China and the Middle East, and may be provided by the Company’s affiliates or through their employees, contractors or designated partners.

Fees for the services will equal the Company’s actual, direct and documented costs of providing the services, without markup, and will be invoiced monthly in arrears and payable within 30 days after receipt. No fees are payable before the date of the Transaction Agreement. FF Robotics is responsible for all taxes applicable to the services, other than taxes on the Company’s income.

Lock-up Agreement

In connection with the Transaction Agreement, each of the Seller Parties will enter into a lock-up agreement with FFR, effective as of the Closing (the “Lock-up Agreement”), pursuant to which, without the prior written consent of the FFR Special Committee, it will not, for a period of 18 months following the Closing, offer, sell, pledge, hedge or otherwise dispose of 100% of the Purchaser Stock Consideration, including any FFR Common Stock issuable upon conversion of the FFR Preferred Stock, subject to customary exceptions, including bona fide pledges in financing transactions. The Lock-up Agreement will terminate automatically upon the termination of the Transaction Agreement.

The Transaction Agreement, the form of Lock-up Agreement, the Support Agreement, the A&R Lead Investor Agreement, the Transition Services Agreement and certain other transaction documents have been attached as exhibits to this Current Report on Form 8-K to provide information regarding their terms. They are not intended to provide any other factual information about the parties to the transaction documents or any of their respective affiliates. The representations, warranties and covenants contained in the transaction documents were made only for the purposes of such transaction documents and as of specified dates, were solely for the benefit of the parties to such transaction documents and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the transaction documents instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to securityholders. Securityholders are not third-party beneficiaries under the transaction documents. Accordingly, they should not rely on the representations, warranties and covenants contained in the transaction documents or any descriptions thereof as characterizations of the actual state of facts or condition of any of the parties or any of their respective affiliates.

The foregoing summaries of the Transaction Agreement, the form of Lock-up Agreement, the Support Agreement, the A&R Lead Investor Agreement, and the Transition Services Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed herewith as Exhibits 2.1, 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 14, 2026, the Company issued a press release with respect to the Transactions. A copy of such press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

On October 14, 2026, Jiawei Wang, the Global Executive Chairman of the Company, gave a presentation on behalf of both the Company and FFR to certain investors regarding the Transactions. The slide deck in connection with such presentation is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
2.1*	Transaction Agreement, dated as of October 12, 2026, by and among Faraday Future Intelligent Electric Inc., Smart Technology Holdings Ltd., FF EAI Robotics Ecosystem Inc., FFR Acquisition Sub LLC and FF EAI Robotics Inc.
10.1	Form of Lock-up Agreement
10.2*	Support Agreement, dated as of October 12, 2026, by and among FF EAI Robotics Ecosystem Inc., Faraday Future Intelligent Electric Inc., Yueting Jia and Jiawei Wang
10.3*	Amended and Restated Lead Investor Agreement, dated as of October 12, 2026, by and among FF EAI Robotics Ecosystem Inc., FF Global Partners LLC, Faraday Future Intelligent Electric Inc., Yueting Jia and Jiawei Wang
10.4*	Transition Services Agreement, effective as of October 1, 2026, by and between Faraday Future Intelligent Electric Inc. and FF EAI Robotics Inc.
99.1	Press Release, dated October 14, 2026.
99.2	Investor Presentation Slide Deck
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: October 15, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer